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                                                                    EXHIBIT 10.2

             SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED
                                CREDIT AGREEMENT

         This Second Amendment (this "Amendment") to the Amended and Restated Senior Secured Credit Agreement referenced below is entered into as of September 30, 2003, among Metris Companies Inc., a Delaware corporation (the "Borrower"), the lenders signatory hereto (the "Required Lenders"), and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the Lenders (in such capacities, the "Administrative Agent" and "Collateral Agent").

                                R E C I T A L S:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the Collateral Agent, are parties to the Amended and Restated Senior Secured Credit Agreement, dated as of June 18, 2003, as amended by the First Amendment to the Credit Agreement, dated as of July 29, 2003 (as so amended, the "Credit Agreement") providing for the extension of credit to Borrower in the form of a term loan in the aggregate principal amount of $125,000,000;

         WHEREAS, Metris Warranty Services of Florida, Inc. ("MWSF") entered into a security agreement (the "MWSF Security Agreement") pursuant to which it granted to the Collateral Agent for the benefit of the Lenders a security interest in substantially all of its assets;

         WHEREAS, the Borrower and MWSF have requested that certain property of MWSF be released from the security interest granted by the MWSF Security Agreement and that certain related provisions of the Credit Agreement be amended;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments to Credit Agreement.

                  1.1. Amendment to Section 5.14 of the Credit Agreement.
         Section 5.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           Section 5.14. Additional Accounts. Deliver a control
                  agreement, in form and substance reasonably satisfactory to the Required Lenders, prior to the establishment of any deposit account or securities account established after the Effective Date, other than (a) deposit accounts or securities accounts exclusively related to Receivables Transfer Programs, and (b)only to the extent of the first Five Hundred Thousand Dollars ($500,000) credited thereto, that certain securities account described as Money Market Fund A/C 5820-1737 held by U.S. Bancorp in the name of Metris Warranty Services of Florida, Inc., or any replacement thereof (the "MWSF Regulatory Compliance Account"). The Borrower agrees to promptly deliver, or cause to be delivered, to the Administrative Agent a copy of all statements, confirmations, and correspondence concerning the MWSF Regulatory Compliance Account.

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                  1.2. Amendment to Section 6.12 of the Credit Agreement.
         Section 6.12 of the Credit Agreement is hereby amended by adding a new clause (h) thereto, to read as follows:

                           (h) the MWSF Regulatory Compliance Account (as
                  defined in Section 5.14 hereof);provided that, notwithstanding anything in this Agreement to the contrary, the Borrower shall not, nor shall it permit or cause any subsidiary to, grant any Lien on the MWSF Regulatory Compliance Account or any property or deposit therein or credited thereto except to the Collateral Agent.

         2. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement.

         3. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as the case may be, as modified by this Amendment.

         4. This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

         5. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

         6. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

         7. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

         8. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent, as applicable, to execute this Amendment and to release the MWSF Regulatory Compliance Account from the security interest granted under the MWSF Security Agreement in accordance with the terms and conditions of this Amendment.

         9. The UCC-3 in the form attached to this Amendment is hereby authorized to be filed in the office of the Secretary of State of the State of Florida to effect such release.


                                       2
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         10. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]


                                       3
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         IN WITNESS WHEREOF, the Borrower, the Required Lenders, the
Administrative Agent and the Collateral Agent have caused this Second Amendment to the Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                      METRIS COMPANIES INC., as Borrower


                                      By:
                                          ------------------------------------
                                      Name:  Scott R. Fjellman
                                      Title: Senior Vice President and Treasurer



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, as Collateral
                                      Agent for the Lenders,
                                      Secured Party and
                                      Securities Intermediary


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------


                                      DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS, as Administrative
                                      Agent for the Lenders,
                                      Secured Party and
                                      Securities Intermediary


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      HIGH YIELD PORTFOLIO, a series of Income
                                      Trust, as Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------


                                      AXP VARIABLE PORTFOLIO - HIGH YIELD BOND
                                      FUND, a series of AXP Variable Portfolio
                                      Income Series, Inc., as Lender

                                      (F/K/A AXP VARIABLE PORTFOLIO - EXTRA
                                      INCOME FUND, a series of AXP Variable
                                      Portfolio Income Series, Inc.)


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      DK ACQUISITION PARTNERS, L.P., as Lender

                                      By:M.H. Davidson & Co., its General
                                      Partner


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      PERRY PRINCIPALS INVESTMENTS, L.L.C., as
                                      Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      THE VARDE FUND V, L.P., a Delaware limited
                                      partnership

                                      By: The Varde Fund V, G.P. LLC, a Delaware
                                      limited liability company, its General
                                      Partner

                                      By: Varde Partners, L.P., a Delaware
                                      limited partnership, its Managing Member

                                      By: Varde Partners, Inc., a Delaware
                                      corporation, its General Partner


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      YORK CAPITAL MANAGEMENT, L.P., as Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      KZM SOLEIL-2 LLC, as Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



                                      GALAXY 1999-1, LTD., as Lender

                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------


                                      SUNAMERICA LIFE INSURANCE COMPANY, as
                                      Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------



[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      SATELLITE SENIOR INCOME FUND, LLC, as
                                      Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------






[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]
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                                      SPCP GROUP LLC, as Lender

                                      By: SILVER POINT CAPITAL LP its managing
                                      member


                                      By:
                                         ------------------------------------
                                      Name:
                                            ---------------------------------
                                      Title:
                                             --------------------------------


[Signature Pages to Second Amendment to Amended and Restated Senior Secured Credit Agreement]